                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 1998

[MORNINGSTAR RATINGS LOGO]

OFFERING INVESTORS THE OPPORTUNITY FOR MAXIMUM CURRENT RETURN FROM A PORTFOLIO OF U.S. GOVERNMENT SECURITIES

KEMPER U.S. MORTGAGE FUND

                                " . . . Thus, the turmoil abroad was responsible
                                    for one of the most startling turnarounds in
                                      investor psychology we've seen in domestic
                                         bond markets for quite a while. . . . "

                                                             [KEMPER FUNDS LOGO]

AT A GLANCE

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF INVESTMENTS
10
REPORT OF
INDEPENDENT AUDITORS
11
FINANCIAL STATEMENTS
13
NOTES TO
FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS

KEMPER U.S. MORTGAGE FUND
TOTAL RETURNS

FOR THE YEAR ENDED SEPTEMBER 30, 1998

                       (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]

                           CLASS A             8.99%

                           CLASS B             8.00%

                           CLASS C             8.30%

                           LIPPER              8.30%


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

                                     AS OF     AS OF
                                    9/30/98   9/30/97
-------------------------------------------------------
    KEMPER U.S. MORTGAGE FUND
    CLASS A                           $7.15     $7.01
-------------------------------------------------------
    KEMPER U.S. MORTGAGE FUND
    CLASS B                           $7.14     $7.00
-------------------------------------------------------
    KEMPER U.S. MORTGAGE FUND
    CLASS C                           $7.15     $7.00
-------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.
--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND
 RANKINGS AS OF 9/30/98
--------------------------------------------------------------------------------
 COMPARED TO ALL OTHER FUNDS IN THE LIPPER U.S. MORTGAGE FUNDS CATEGORY*

                 CLASS A       CLASS B       CLASS C
-------------------------------------------------------
      1-YEAR     #21 of        #42 of        #32 of
                67 funds      67 funds      67 funds
-------------------------------------------------------
      5-YEAR     #19 of        #35 of          N/A
                48 funds      48 funds
-------------------------------------------------------
     10-YEAR       N/A         #15 of          N/A
                              17 funds
-------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------
 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF SEPTEMBER 30, 1998.

                     CLASS A   CLASS B   CLASS C
-------------------------------------------------------
    ONE-YEAR
    INCOME:          $0.4675   $0.4026   $0.4123
-------------------------------------------------------
    SEPTEMBER
    DIVIDEND:        $0.0375   $0.0314   $0.0325
-------------------------------------------------------
    ANNUALIZED
    DISTRIBUTION
    RATE+:             6.29%     5.28%     5.45%
-------------------------------------------------------
    SEC YIELD+:        5.54%     4.86%     5.03%
-------------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 1998. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 1998, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

YOUR FUND'S STYLE

FIXED STYLE BOX
                                   MORNINGSTAR INCOME STYLE BOX
                                   Source: Data provided by Morningstar,
                                   Inc., Chicago, IL 312-696-6000. The Income
                                   Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.
                                   Please note that style boxes do not
                                   represent an exact assessment of risk and do not represent future performance. The fund's portfolio changes from day-to-day.
                                   A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three-years.
                                   Morningstar has placed Kemper U.S.
                                   Mortgage Fund in the Intermediate
                                   Government Category. Please consult the
                                   prospectus for a description of investment policies.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent.

DURATION A measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and represents the aggregate percentage or dollar value change over the period.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited reduction in interest rates by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest 1/4 of a percentage point, however, the cut disappointed some investors who were expecting a more dramatic gesture. In October, the Fed reduced the rate an additional 1/4 of a percentage point. This was an unexpected cut that seemed to have a positive effect on Wall Street. Investors were also pleasantly surprised by better-than-expected corporate earnings reports early in the fourth quarter. (Other contributors to the good vibrations included Mark McGwire, Sammy Sosa and John Glenn. While they don't have the market clout of Alan Greenspan, they may have played a role in elevating the national mood.)

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year.

  Other signs of strength this year have included better-than-expected regional retail sales, as well as robust housing starts and home sales. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2 and 3 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index
(CPI) remains at about 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW


--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.


                                  [BAR GRAPH]

                                       OCTOBER 31, 1998        6 MONTHS AGO          1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)                      4.53                 5.64                 6.03                 6.53
PRIME RATE(2)                                 8.12                 8.50                 8.50                 8.25
INFLATION RATE(3)*                            1.43                 1.38                 2.22                 3.00
THE U.S. DOLLAR(4)*                           0.89                 3.92                 7.62                 4.74
CAPITAL GOODS ORDERS(5)*                     10.21                10.47                15.67                 4.79
INDUSTRIAL PRODUCTION(5)*                     2.45                 2.57                 2.60                 3.18
EMPLOYMENT GROWTH(6)*                         2.34                 2.57                 2.65                 2.22

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE
    VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF SEPTEMBER 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. A threat of impeachment, new acts of terrorism or any other hints of crisis could help drag our markets downward again.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ John E. Silvia

JOHN E. SILVIA

November 9, 1998

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF NOVEMBER 9, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996
AND IS A MANAGING DIRECTOR. HE IS ALSO A PORTFOLIO MANAGER OF KEMPER U.S. MORTGAGE FUND. VANDENBERG HAS 25 YEARS OF FIXED- INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED A BACHELOR'S DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


                                                        PERFORMANCE UPDATE

                             THROUGHOUT THE FUND'S FISCAL YEAR, TURBULENT
                             INTERNATIONAL MARKETS PROMPTED INVESTORS WORLDWIDE TO FLEE TO THE RELATIVE SAFETY OF U.S. GOVERNMENT BONDS. THE RESULTING DEMAND BOOSTED DOMESTIC GOVERNMENT BOND PRICES AND HELPED THE FUND POST AN
                             8.99 PERCENT TOTAL RETURN (CLASS A SHARES,
                             UNADJUSTED FOR ANY SALES CHARGE) FOR THE YEAR.

Q     THE GOVERNMENT MARKET APPEARED TO PERFORM VERY WELL OVER THE LAST YEAR. IN
FACT, KEMPER U.S. MORTGAGE FUND'S RETURN OF 8.99 PERCENT (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE) RIVALED THE STOCK MARKET'S 9.08 PERCENT AS MEASURED BY THE S&P 500*. WHAT WERE THE MOST SIGNIFICANT FACTORS THAT AFFECTED THE INVESTMENT ENVIRONMENT DURING THE FISCAL YEAR?

A     Without a doubt, the most significant impact was felt as a result of instability in foreign bond and stock markets -- first from developments in Asia, then Russia and finally in Latin America.

  As you may recall, in October 1997 investor concern regarding potential economic and currency problems in Asian countries reached a boiling point. Investors began to realize that the outsized growth in recent years experienced by these countries -- particularly Hong Kong, Thailand, Malaysia and Indonesia -- was supported largely by intense speculation worldwide. This support began to reverse itself in the summer of 1997 with the devaluation of the Thailand Baht, and in October the Hong Kong stock market imploded followed by other Asian countries devaluing their currencies.

  As the fiscal year progressed, the Asian crisis spread to other developing economies. Latin American countries also started to experience problems, and most recently, Russia effectively devalued the ruble.

  Ironically, the problems abroad led to strong performance by U.S. Government bonds, long considered the safest investment in the world. Global investors opted for the relatively safe haven of U.S. Treasuries, and demand drove Treasury bond prices sharply higher. At the same time, investors expected cheaper foreign goods to put a damper on domestic inflation, and lower exports to impede U.S. economic growth.

  Thus, the turmoil abroad was responsible for one of the most startling turnarounds in investor psychology we've seen in domestic bond markets for quite a while. You must remember that, in early 1998, the U.S. economy appeared to be growing quite rapidly, which indicated steady or perhaps rising interest rates. The troubles in foreign markets changed this perception and suggested an opportunity for lower interest rates in the future, a positive for bonds. As uncertainty over the direction of global economies increased, so did demand for U.S. government bonds, and the result was a powerful rally in Treasuries, particularly through August and September.

  The culmination of this uncertainty was a 0.25 percent interest rate cut by the Federal Reserve on September 29, which was meant to appease markets and show America's commitment to supporting economies worldwide. Financial markets, however, were expecting more aggressive action and reacted negatively, which caused a drop in bond prices at the end of the fiscal year period. Another 1/4 percent rate cut followed on October 16,

PERFORMANCE UPDATE

however, and global financial markets rebounded substantially.

* The Standard and Poor's 500 stock index is an unmanaged index generally considered representative of the U.S. stock market. Returns are historical and do not guarantee future results. Investors cannot invest in this index.

Q FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1998, THE FUND'S 8.99 PERCENT
  (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE) RETURN SOUNDLY BEAT THE LIPPER U.S. MORTGAGE FUND CATEGORY'S 8.30 PERCENT RETURN. HOW DID YOU MANEUVER THE FUND IN A VOLATILE MARKET TO ACHIEVE THIS PERFORMANCE?

A There are two ways to add value in a government fund: adjusting duration to benefit from moves in interest rates, and adjusting allocation between Treasuries and mortgages when one or the other looks attractive. We did a pretty good job of both this year.

    As the fiscal year began, we suspected that the problems in Asia were going to develop into a worldwide issue, and our expectation was that the uncertainty would be a positive sign for "safe haven" investments like U.S. government bonds. So we began to lengthen the fund's duration to help the fund benefit more fully from an expected decline in rates. By mid-January, rates had indeed declined as the market priced in a rosy scenario for bonds. It was widely accepted that the Asian crises would curtail U.S. economic growth in 1998, and the market clearly anticipated that the Federal Reserve would cut interest rates to help sustain the economy's growth. So we made the right decision to lengthen when we did.

    In January, however, despite the market's optimism, we didn't see any hard numbers supporting the theory that U.S. growth would succumb to decreased overseas demand. We decided then to reduce the fund's duration slightly to try to lock in some of our profits. This strategy worked out quite well through mid-1998.

    During the second half of the fiscal year, the challenge was to adjust allocations in the face of rapidly declining long-term interest rates. Treasury bonds react most favorably to rate declines, because their fixed payout becomes more attractive. Mortgages don't react as favorably, the reason being fear of prepayment. As rates fall, homeowners refinance their mortgages, financing with lower rates and paying off the previous higher rate mortgage. This means that people who invest in mortgages are concerned they'll get their higher yielding investment back too soon and have to reinvest at a lower rate.

    As rates fell from July through October, we were able to trade down to lower-coupon mortgages and avoid securities with a lot of prepayment risk. We also boosted the fund's allocation to Treasuries and Treasury futures. This helped us ride out the long-term rate decline in pretty good shape.

    Most recently, we have boosted our mortgage allocation to a neutral weighting, because we don't think long rates can go much lower near-term. Nor do we think they'll trend significantly higher. So we've adopted what might be considered a "normal" stance regarding our duration and allocation.

Q WHAT'S YOUR OUTLOOK FOR THE GOVERNMENT BOND MARKET FROM HERE?

A Last year, investors focused on events outside the United States. We expect their focus in the year ahead to turn closer to home. Japan appears as if it is finally taking substantive action to alleviate credit problems and repair the banking sector. Should their efforts be successful, much of the concern that now clouds Southeast Asian markets would be lifted. The International Monetary Fund (IMF) also looks as if it will receive the necessary funding to help other emerging markets, most importantly Russia and Brazil. If overseas markets calm down, that would relieve pressure on global interest rates and possibly allow them to move lower, which would be positive for bonds.

    In the U.S., the static from foreign markets has, to this point, muddied a very favorable environment for government bonds. Inflation remains extremely low and economic growth, while not robust, appears to be solid and sustainable. That would lead us to expect a slow-growth, low-inflation environment that would be beneficial for bonds. We fully expect some additional volatility in the markets as a few big hedge funds unwind some overzealous currency and fixed income positions. But, overall, the investment climate for fixed-income investors is quite favorable.

                                                        PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED SEPTEMBER 30, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                           1 YEAR     5 YEAR     10 YEAR    LIFE OF CLASS
------------------------------------------------------------------------------------------------------------
    KEMPER U.S. MORTGAGE FUND CLASS A       4.09%      5.36%       n/a          5.67%       (since 1/10/92)
------------------------------------------------------------------------------------------------------------
    KEMPER U.S. MORTGAGE FUND CLASS B       5.00       5.27       7.17          7.17        (since 10/26/84)
------------------------------------------------------------------------------------------------------------
    KEMPER U.S. MORTGAGE FUND CLASS C       8.30        n/a        n/a          7.25        (since 5/31/94)
------------------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

----------------------------------------------------------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS A
----------------------------------------------------------------------------------------------------------------------------------

                          Kemper        Salomon
                           U.S.        Brothers
                         Mortgage       30-Year      Consumer
                        Fund Class       GNMA          Price
                            A1          Index'        Index"
1/10/92                    10000         10000         10000
                            9316          9943         10102
                            9778         10345         10167
                           10117         10653         10247
                           10104         10760         10280
                           10316         11077         10413
                           10507         11310         10471
                           10652         11383         10522
                           10674         11477         10573
                           10421         11228         10674
                           10306         11178         10732
                           10314         11258         10834
12/31/94                   10302         11330         10856
                           10835         11928         10979
                           11457         12549         11059
                           11869         12820         11109
                           12164         13249         11131
                           11909         13227         11291
                           11909         13309         11363
                           12169         13580         11443
12/31/96                   12486         13994         11501
                           12482         14034         11603
                           12923         14557         11624
                           13296         14885         11690
                           13602         15320         11697
                           13796         15568         11762
                           14043         15832         11820
9/30/98                    14490         16229         11849

                                 [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS B
--------------------------------------------------------------------------------

                          Kemper        Salomon
                           U.S.        Brothers
                         Mortgage       30-Year      Consumer
                        Fund Class       GNMA          Price
                            B1          Index'        Index"
10/26/84                 10000.00     10000.00      10000.00
                         10023.50     10399.00      10000.00
                         10130.20     10841.00      10104.00
                         10455.50     11737.00      10218.00
                         10581.80     12045.00      10285.00
                         11086.20     13097.00      10380.00
                         11713.10     13678.00      10332.00
                         11782.80     13743.00      10399.00
                         12007.20     14279.00      10465.00
                         12379.80     14806.00      10494.00
                         12487.70     15146.00      10646.00
                         12289.30     14887.00      10779.00
                         11965.80     14449.00      10921.00
                         12600.20     15327.00      10959.00
                         12915.30     16003.00      11054.00
                         12976.40     16287.00      11206.00
                         13124.80     18843.00      11377.00
                         13167.80     18693.00      11443.00
                         13276.00     16874.00      11614.00
                         14108.50     18276.00      11785.00
                         14125.60     18528.00      11871.00
12/31/89                 14667.40     19302.00      11975.00
                         14276.60     19282.00      12222.00
                         14770.30     20010.00      12336.00
                         14816.70     20320.00      12602.00
                         15710.20     21408.00      12707.00
                         15995.00     22011.00      12821.00
                         16154.10     22485.00      12915.00
                         17225.10     23898.00      13029.00
                         18384.20     24822.00      13096.00
                         17827.10     24681.00      13229.00
                         18652.30     25678.00      13314.00
                         19264.20     28443.00      13419.00
                         19202.50     26708.00      13476.00
                         19593.30     27498.00      13637.00
                         19890.30     28074.00      13713.00
                         20154.10     28091.00      13780.00
                         20128.00     29304.00      13846.00
                         19609.70     27585.00      13979.00
                         19353.00     27525.00      14055.00
                         19327.00     27722.00      14188.00
12/31/94                 19296.00     27904.00      14217.00
                         20252.00     29376.00      14378.00
                         21342.60     30908.00      14482.00
                         21692.30     31573.00      14549.00
                         22564.50     32630.00      14577.00
                         22075.70     32576.00      14786.00
                         21995.10     32779.00      14861.00
                         22460.30     33470.00      14986.00
                         22961.80     34478.00      15062.00
                         22906.90     34513.00      15195.00
                         23663.50     35823.00      15223.00
                         24294.40     36827.00      15309.00
                         24801.10     37752.00      15316.00
                         25136.30     38383.00      15404.00
                         25528.20     39015.00      15480.00
9/30/98                  26237.50     39994.00      15518.00

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS C
--------------------------------------------------------------------------------

                          Kemper        Salomon
                           U.S.        Brothers
                         Mortgage       30-Year      Consumer
                        Fund Class       GNMA          Price
                            B1          Index'        Index"
5/31/94                    10000         10000         10000
                            9937          9954         10034
                            9910         10025         10129
                            9910         10091         10149
                           10388         10624         10264
                           10964         11177         10339
                           11146         11418         10386
12/31/95                   11598         11800         10407
                           11333         11761         10556
                           11309         11854         10624
                           11532         12104         10698
12/31/96                   11808         12469         10753
                           11783         12481         10847
                           12178         12965         10868
                           12507         13354         10929
12/31/97                   12771         13653         10936
                           12946         13873         10997
                           13151         14109         11051
9/30/98                    13544         14463         11078

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*AVERAGE ANNUAL TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL
GAIN OR LOSS FROM PORTFOLIO INVESTMENTS OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF DIVIDENDS AND, WHERE INDICATED, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.5%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 4%. CLASS C SHARES HAVE NO SALES CHARGE ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1%. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER U.S. MORTGAGE FUND TO THE SALOMON BROTHERS 30-YEAR GNMA INDEX, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDEX.

+THE SALOMON BROTHERS 30-YEAR GNMA INDEX, AN UNMANAGED INDEX, IS BASED ON TOTAL RETURN WITH ALL DIVIDENDS REINVESTED AND IS COMPRISED OF GNMA 30-YEAR PASS THROUGHS OF SINGLE FAMILY AND GRADUATED PAYMENT MORTGAGES. IN ORDER FOR A GNMA COUPON TO BE INCLUDED IN THE INDEX, IT MUST HAVE AT LEAST $200 MILLION OF OUTSTANDING COUPON PRODUCT. SOURCE IS SALOMON BROTHERS INC.

++THE CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME, IN THE PRICES OF GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR ALL URBAN CONSUMERS. IT IS GENERALLY CONSIDERED TO BE A MEASURE OF INFLATION. SOURCE IS TOWERSDATA.

THE FUND'S SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

---------------------------------------------------------------------------------
                                        ON 9/30/98              ON 9/30/97
---------------------------------------------------------------------------------
    GNMA                                    81%                     88%
---------------------------------------------------------------------------------
    LONG-TERM GOVERNMENT SECURITIES          7                       2
---------------------------------------------------------------------------------
    INTERMEDIATE-TERM GOVERNMENT
    SECURITIES                               2                       3
---------------------------------------------------------------------------------
    OTHER MORTGAGE-BACKED SECURITIES        10                       7
---------------------------------------------------------------------------------
                                           100%                    100%

                                  [PIE CHART]

YEARS TO MATURITY

---------------------------------------------------------------------------------
                                        ON 9/30/98              ON 9/30/97
---------------------------------------------------------------------------------
    LESS THAN 5                             59%                     15%
---------------------------------------------------------------------------------
    5-10 YEARS                              35                      83
---------------------------------------------------------------------------------
    11-20 YEARS                              1                       1
---------------------------------------------------------------------------------
    OVER 21 YEARS                            5                       1
---------------------------------------------------------------------------------
                                           100%                    100%

                                  [PIE CHART]

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                    ON 9/30/98                ON 9/30/97
--------------------------------------------------------------------------------
    AVERAGE MATURITY                5.2 years                 7.2 years
--------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

KEMPER U.S. MORTGAGE FUND
Portfolio of Investments at September 30, 1998
(Dollars In Thousands)


                                                                           COUPON                 PRINCIPAL
    U.S. GOVERNMENT OBLIGATIONS                            TYPE             RATE     MATURITY      AMOUNT       VALUE
    GOVERNMENT NATIONAL
    MORTGAGE ASSOCIATION - 81.2%
    (Cost: $1,693,566)
                                                 Pass-through                6.00%  2023-2028     $121,380    $  121,988
                                                 certificates                6.50   2022-2028      436,038       446,101
                                                                             7.00   2012-2028      536,116       553,506
                                                                             7.50   2011-2028      315,779       327,316
                                                                             8.00   2008-2027      193,753       202,500
                                                                             8.50   2017-2027       12,249        12,929
                                                                             9.00   2008-2028       67,075        71,990
                                                                             9.50   2009-2023       27,558        29,866
                                                                            10.00   2016-2021        3,430         3,776
                                                                            10.50   2019-2021        3,986         4,395
                                                                            11.00   2019               162           179
                                                 -----------------------------------------------------------------------
                                                                                                               1,774,546
------------------------------------------------------------------------------------------------------------------------
    U.S. TREASURY
    SECURITIES - 12.2%
    (Cost: $251,310)
                                                 Bonds                      10.75   2003            35,270        44,240
                                                                            12.75   2010            48,135        71,699
                                                                            11.25   2014            16,690        26,615
                                                                            8.125   2021            78,000       108,067
                                                                             6.25   2023            12,850        14,743

                                                 -----------------------------------------------------------------------
                                                                                                                 265,364
------------------------------------------------------------------------------------------------------------------------
    FEDERAL NATIONAL
    MORTGAGE ASSOCIATION - 5.8%
    (Cost: $125,047)
                                                 Agency Notes                6.00   2008            28,700        30,870
                                                 Pass-through                6.50   2026               464           471
                                                 certificates                8.00   2024             5,435         5,640
                                                                             8.50   2026-2028       35,035        36,524
                                                                             9.00   2016-2025       50,552        53,238
                                                                            11.50   2018               418           458
                                                 -----------------------------------------------------------------------
                                                                                                                 127,201
------------------------------------------------------------------------------------------------------------------------
    FEDERAL NATIONAL
    MORTGAGE CORPORATION - 4.3%
    (Cost: $92,954)
                                                 Pass-through                6.00   2028            35,000        34,984
                                                 certificates                7.00   2025-2028       23,003        23,607
                                                                             7.50   2012-2028       13,722        14,125
                                                                             8.00   2017               589           614
                                                                             8.50   2016               178           187
                                                                             9.50   2020            18,835        20,383
                                                 -----------------------------------------------------------------------
                                                                                                                  93,900
                                                 -----------------------------------------------------------------------
                                                 TOTAL U.S. GOVERNMENT OBLIGATIONS--103.5%
                                                 (Cost: $2,162,877)                                            2,261,011
                                                 -----------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET INSTRUMENTS - 3.0%
    (Cost: $66,000)
                                                 Yield--5.45% to 5.57%
                                                 Due--October 1998                                  66,000        66,000
                                                 -----------------------------------------------------------------------
                                                 TOTAL INVESTMENTS--106.5%
                                                 (Cost: $2,228,877)                                            2,327,011
                                                 -----------------------------------------------------------------------
                                                 LIABILITIES, LESS CASH AND OTHER ASSETS--(6.5)%                (142,836)
                                                 -----------------------------------------------------------------------
                                                 NET ASSETS--100%                                             $2,184,175
                                                 -----------------------------------------------------------------------

----------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS
----------------------------------
Based on the cost of investments of $2,228,877,000 for federal income tax purposes at September 30, 1998, the gross unrealized appreciation was $98,860,000, the gross unrealized depreciation was $726,000 and the net unrealized appreciation on investments was $98,134,000.

See accompanying Notes to Financial Statements.
                                                                               9

PORTFOLIO OF INVESTMENTS

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER U.S. MORTGAGE FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper U.S. Mortgage Fund, a series of Kemper Portfolios, as of September 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper U.S. Mortgage Fund at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          November 13, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1998
(In Thousands)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,228,877)                                              $2,327,011
--------------------------------------------------------------------------
Cash                                                                 3,499
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  59,573
--------------------------------------------------------------------------
  Fund shares sold                                                   1,097
--------------------------------------------------------------------------
  Interest                                                          18,745
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 2,409,925
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------
Payable for:
  Dividends                                                          4,502
--------------------------------------------------------------------------
  Investments purchased                                            216,261
--------------------------------------------------------------------------
  Fund shares redeemed                                               2,594
--------------------------------------------------------------------------
  Management fee                                                       931
--------------------------------------------------------------------------
  Distribution services fee                                            238
--------------------------------------------------------------------------
  Administrative services fee                                          434
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               669
--------------------------------------------------------------------------
  Trustees' fees                                                       121
--------------------------------------------------------------------------
    Total liabilities                                              225,750
--------------------------------------------------------------------------
NET ASSETS                                                      $2,184,175
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Paid-in capital                                                 $2,700,851
--------------------------------------------------------------------------
Accumulated net realized loss on investments                      (614,810)
--------------------------------------------------------------------------
Net unrealized appreciation on investments                          98,134
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $2,184,175
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($1,812,118 / 253,562 shares outstanding)                          $7.15
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of
  net asset value or 4.50% of offering price)                        $7.49
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($368,234 / 51,578 shares outstanding)                             $7.14
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($3,823 / 535 shares outstanding)                                  $7.15
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended September 30, 1998
(In Thousands)

------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------
Interest income                                                 $171,993
------------------------------------------------------------------------
Expenses:
  Management fee                                                  11,862
------------------------------------------------------------------------
  Distribution services fee                                        3,992
------------------------------------------------------------------------
  Administrative services fee                                      5,518
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           5,328
------------------------------------------------------------------------
  Professional fees                                                   55
------------------------------------------------------------------------
  Reports to shareholders                                            635
------------------------------------------------------------------------
  Trustees' fees and other                                           112
------------------------------------------------------------------------
    Total expenses                                                27,502
------------------------------------------------------------------------
NET INVESTMENT INCOME                                            144,491
------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------

  Net realized gain on sales of investments                       55,624
------------------------------------------------------------------------
  Net realized loss from futures transactions                     (2,404)
------------------------------------------------------------------------
    Net realized gain                                             53,220
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments            (5,231)
------------------------------------------------------------------------
Net gain on investments                                           47,989
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $192,480
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                   YEAR ENDED SEPTEMBER 30,
                                                                -------------------------------
                                                                   1998                 1997
-----------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment income                                         $  144,491              188,363
-----------------------------------------------------------------------------------------------
  Net realized gain (loss)                                          53,220               (5,898)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                (5,231)              48,933
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               192,480              231,398
-----------------------------------------------------------------------------------------------
Net equalization charges                                                --               (7,042)
-----------------------------------------------------------------------------------------------
Distribution from net investment income                           (148,396)            (192,807)
-----------------------------------------------------------------------------------------------
Net decrease from capital share transactions                      (357,734)            (493,859)
-----------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                      (313,650)            (462,310)
-----------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------
Beginning of year                                                2,497,825            2,960,135
-----------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of $32,468
for the year ended September 30, 1997)                          $2,184,175            2,497,825
-----------------------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper U.S. Mortgage Fund (the Fund) is a separate series of Kemper Portfolios, an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through September 30,
                             1998) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. An exchange-traded options contract on securities, futures and other financial instruments is valued at its most recent sale price on such exchange. If no sales occurred, the options contract is valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At September 30, 1998, the Fund

NOTES TO FINANCIAL STATEMENTS

                             had $211,283,000 in purchase commitments outstanding (10% of net assets), with a corresponding amount of assets segregated.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At September 30, 1998, the Fund had a tax basis net loss carryforward of approximately $612,745,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 2000 through 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. Prior to October 1, 1997, the Fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of October 1, 1997, the Fund discontinued using equalization. This change has no effect on the Fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of equalization accounting will result in simpler financial statements. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in capital previously reported through September 30, 1997 by $31,536,000.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly management fee of 1/12 of the annual rate of .55% of the first
                             $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $11,862,000 for the year ended September 30, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services.

NOTES TO FINANCIAL STATEMENTS


                             Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                         COMMISSIONS      COMMISSIONS
                                                                         RETAINED BY     ALLOWED BY KDI
                                                                             KDI            TO FIRMS
                                                                       ---------------   --------------
                             Year ended September 30, 1998                 $35,000          272,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                  DISTRIBUTION FEES      COMMISSIONS AND
                                                                      AND CDSC        DISTRIBUTION FEES PAID
                                                                   RECEIVED BY KDI       BY KDI TO FIRMS
                                                                  -----------------   ----------------------
                             Year ended September 30, 1998           $4,727,000              568,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                       ASF PAID BY KDI
                                                                ASF PAID BY     -----------------------------
                                                              THE FUND TO KDI   TO ALL FIRMS    TO AFFILIATES
                                                              ---------------   -------------   -------------
                             Year ended September 30, 1998      $5,518,000        5,521,000        53,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $3,302,000 for the year ended September 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended September 30, 1998, the Fund made no payments to its officers and incurred trustees' fees of $47,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended September 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $4,157,927

                             Proceeds from sales                       4,614,630

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                     YEAR ENDED SEPTEMBER 30,
                                                              1998                              1997
                                                     -----------------------           -----------------------
                                                     SHARES         AMOUNT             SHARES         AMOUNT
                               SHARES SOLD
                               Class A                 4,079       $  25,320             2,806       $  18,135
                              --------------------------------------------------------------------------------
                               Class B                 4,837          33,684             3,168          22,086
                              --------------------------------------------------------------------------------
                               Class C                   222           1,553               207           1,429
                              --------------------------------------------------------------------------------
                               SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                               Class A                 9,729          68,880            11,133          77,149
                              --------------------------------------------------------------------------------
                               Class B                 2,592          18,428             5,110          35,406
                              --------------------------------------------------------------------------------
                               Class C                    12             106                 9              64
                              --------------------------------------------------------------------------------
                               SHARES REDEEMED
                               Class A               (53,052)       (374,209)          (59,510)       (408,055)
                              --------------------------------------------------------------------------------
                               Class B               (19,074)       (130,852)          (34,898)       (239,589)
                              --------------------------------------------------------------------------------
                               Class C                   (91)           (644)              (69)           (484)
                              --------------------------------------------------------------------------------
                               CONVERSION OF SHARES
                               Class A                39,860         281,271            22,409         153,714
                              --------------------------------------------------------------------------------
                               Class B               (39,907)       (281,271)          (22,425)       (153,714)
                              --------------------------------------------------------------------------------
                               NET DECREASE FROM
                               CAPITAL SHARE TRANSACTIONS          $(357,734)                        $(493,859)
                              --------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6
     FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At September 30, 1998, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $3,464,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures positions open at September 30, 1998 (in thousands):

                                                                FACE            EXPIRATION
                                           TYPE                AMOUNT             MONTH              LOSS
                             ------------------------------------------------------------------------------
                             U.S. Treasury Notes               $97,400         December '98         $  (655)
                             ------------------------------------------------------------------------------
                             U.S. Treasury Bonds                95,591         December '98          (1,564)
                             ------------------------------------------------------------------------------
                                 TOTAL                                                              $(2,219)
                             ------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS

                                                                  CLASS A
                                               YEAR ENDED         TWO MONTHS      YEAR ENDED
                                              SEPTEMBER 30,          ENDED         JULY 31,
                                           -------------------   SEPTEMBER 30,   ------------
                                           1998    1997   1996       1995        1995   1994
----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------
Net asset value, beginning of period       $7.01   6.91   7.13       7.06        6.96    7.56
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .44   .52    .49         .08        .53      .51
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    .17   .10    (.19)       .08        .09     (.59)
----------------------------------------------------------------------------------------------
Total from investment operations             .61   .62    .30         .16        .62     (.08)
----------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                     .47   .52    .52         .09        .52      .52
----------------------------------------------------------------------------------------------
Net asset value, end of period             $7.15   7.01   6.91       7.13        7.06    6.96
----------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               8.99%  9.26   4.28       2.23        9.48   (1.21)
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                     .97%  .96    .97         .94        .89      .99
----------------------------------------------------------------------------------------------
Net investment income                       6.46%  7.23   6.98       6.87        7.77    7.00
----------------------------------------------------------------------------------------------

                                                                  CLASS B
                                               YEAR ENDED         TWO MONTHS      YEAR ENDED
                                              SEPTEMBER 30,          ENDED         JULY 31,
                                           -------------------   SEPTEMBER 30,   ------------
                                           1998    1997   1996       1995        1995   1994
----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------
Net asset value, beginning of period       $7.00   6.91   7.12       7.05        6.96    7.56
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .40   .45    .44         .07        .47      .45
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    .14   .10    (.19)       .08        .09     (.59)
----------------------------------------------------------------------------------------------
Total from investment operations             .54   .55    .25         .15        .56     (.14)
----------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                     .40   .46    .46         .08        .47      .46
----------------------------------------------------------------------------------------------
Net asset value, end of period             $7.14   7.00   6.91       7.12        7.05    6.96
----------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               8.00%  8.17   3.54       2.09        8.44   (2.00)
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                    1.91%  1.83   1.80       1.79        1.75    1.79
----------------------------------------------------------------------------------------------
Net investment income                       5.52%  6.36   6.15       6.02        6.91    6.27
----------------------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS

                                                                             CLASS C
                                        -------------------------------------------------------------------------------------
                                                                                     TWO MONTHS       YEAR
                                                YEAR ENDED SEPTEMBER 30,                ENDED         ENDED     MAY 31 TO
                                        -----------------------------------------   SEPTEMBER 30,   JULY 31,    JULY 31,
                                           1998            1997           1996          1995          1995        1994
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $7.00            6.90           7.12          7.05          6.95        6.99
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .40             .46            .43           .07           .48         .07
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                       .16             .10           (.19)          .08           .09        (.04)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations               .56             .56            .24           .15           .57         .03
-----------------------------------------------------------------------------------------------------------------------------
Less distribution from net investment
income                                         .41             .46            .46           .08           .47         .07
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $7.15             7.00          6.90          7.12          7.05        6.95
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 8.30%           8.45           3.47          2.10          8.65         .47
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                      1.73%           1.71           1.72          1.69          1.71        1.55
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                         5.70%           6.48           6.23          6.12          6.95        6.46
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------

                                                                                TWO MONTHS
                                              YEAR ENDED SEPTEMBER 30,             ENDED          YEAR ENDED JULY 31,
                                         -----------------------------------   SEPTEMBER 30,   -------------------------
                                            1998         1997        1996          1995          1995        1994
------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $2,184,175    2,497,825   2,960,135     3,493,052     3,528,329   4,158,066
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)            172%         235         391           249           573         963
------------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the year ended September 30, 1998.

--------------------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

TRUSTEES & OFFICERS


TRUSTEES                          OFFICERS

DANIEL PIERCE                     MARK S. CASADY             KATHRYN L. QUIRK
Chairman and Trustee              President                  Vice President
DAVID W. BELIN                    PHILIP J. COLLORA          LINDA J. WONDRACK
Trustee                           Vice President             Vice President
                                  and Secretary
LEWIS A. BURNHAM                                             MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE             Assistant Secretary
                                  Treasurer
DONALD L. DUNAWAY                                            CAROLINE PEARSON
Trustee                           JERARD K. HARTMAN          Assistant Secretary
                                  Vice President
ROBERT B. HOFFMAN                                            ELIZABETH C. WERTH
Trustee                           THOMAS W. LITTAUER         Assistant Secretary
                                  Vice President
DONALD R. JONES                                              BRENDA LYONS
Trustee                           ANN M. MCCREARY            Assistant Treasurer
                                  Vice President
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

EDMOND D. VILLANI
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania Avenue
                                      Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT                           ERNST & YOUNG LLP
AUDITORS                              233 South Wacker Drive
                                      Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL                             KEMPER DISTRIBUTORS, INC.
UNDERWRITERS                          222 South Riverside PlazaChicago, IL 60606

KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed in the U.S.A. on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Fund prospectus.
KUSMF - 2 (11/98) 1059710

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)